Unique LoanID	Final Current Event Level	Current Exceptions	Collection Comments
90001	3	[3] MI Not Being Paid As Required
It appears that the loan will perform with intervention. The loan is due for 02/01/2014; the last payment received was 02/04/2014. Reason for delinquency is unemployment. The loan was previously modified 04/XX/2013 with the effective date of 06/XX/2013.

90002	1
It appears the loan will perform. The loan is currently due for 02/01/2014; last payment was received on 01/31/2014. Reason for default is loss of income. The borrower was able to bring their account current without loss mitigation assistance on 01/31/14; the borrower's payment history reflects no further evidence of delinquency. The collection notes indicate the subject loan was granted a loan modification which the borrower re-defaulted on prior to the review period.

90003	1
It appears the loan will perform. The loan is currently due for 02/01/14; last payment was received on 01/17/14. Reason for default is excessive obligations. The borrower was able to bring their account current without loss mitigation assistance on 12/23/13; there is no evidence of further delinquency. There are no workout plans currently in process. The collection notes indicate the subject loan was previously granted a loan modification which the borrower re-defaulted on prior to the review period.

90004	1		It appears that the loan will perform. The loan is due for 02/01/2014; the last payment was received on 01/14/2014. There is no evidence of delinquency during the review period.
90005	3	[3] Performing Loan But Strong Possibility of Going Delinquent
It appears that the loan may perform with intervention.  The loan is due for 05/01/2014; the last payment was received on 04/17/2014.  Reason for delinquency was cited as excessive obligations. The borrower was able to cure the most recent delinquency on 07/16/2013 without intervention.  Comments indicate the loan was previously modified under HAMP prior to the review period but re-defaulted on 03/XX/2013  There is no indication of a property inspection or a BPO conducted within the review period.  There are no indications of any tax, title or damage issues in the commentary provided

90006	1
It appears that the loan will perform. The loan is due for 04/01/14; most recent payment received was on 03/27/14. Reason for default is cited as excessive obligations. The loan was HAMP modified on 11/XX/12. A HAMP incentive of $1000 was applied to principal on 09/30/13. The account was previously in foreclosure; referral to bank attorney took place prior to review period. The FC was closed and billed on 12/XX/2012. An equity analysis was completed on 03/14/2014. A FEMA inspection ordered on 11/05/2012; no damages were reported. There is no evidence of any tax, or title issues mentioned in the commentary provided.

90007	1
It appears that this loan will perform. The loan is due for 07/01/2014 with the last payment received on 06/20/2014. The reason for is unknown. There is no indication of any specific loss mitigation or modification efforts.